SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2003

                               GOLD STANDARD, INC.
             (Exact name of Registrant as specified in its Charter)


         Utah                         001-08397                  87-0302579
-------------------------------      -------------           -------------------
(State or other Jurisdiction of       (Commission              (I.R.S. Employer
Incorporation or Organization)         File No.)             Identification No.)


           136 South Main Street, Ste 712, Salt Lake City, Utah 84101
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (801) 328-4452

                                 Not applicable.
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.  Change in Registrant's Certifying Accountants

         Effective March 17, 2003, Foote, Passey, Griffin & Co, LC, Certified Public Accountants ("Foote, Passey, Griffin & Co, LC"), resigned as the independent auditor and certifying accountant of Gold Standard, Inc. (the "Company"). This resignation occurred solely as a result of the partners of Foote, Passey, Griffin & Co, LC joining the certified public accounting firm of Mayer Hoffman McCann, P.C. ("Mayer Hoffman McCann"). According to information provided to the Company by Foote, Passey, Griffin & Co, LC's partner representative to the Company, all of the partners of Foote, Passey, Griffin & Co, LC have become partners of Mayer Hoffman McCann.

         Foote, Passey, Griffin & Co, LC's reports on the Company's consolidated financial statements for the fiscal years ended October 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recently completed fiscal years, and through the date of Foote, Passey, Griffin & Co, LC's resignation, there were no disagreements between the Company and Foote, Passey, Griffin & Co, LC on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Foote, Passey, Griffin & Co, LC's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end. During the Company's two most recently completed fiscal years, and through the date of Foote, Passey, Griffin & Co, LC's resignation, there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

         The Company has engaged Mayer Hoffman McCann as the Company's new independent auditor and certifying accountant to audit the Company's consolidated financial statements for the year ending October 31, 2003. The determination to engage Mayer Hoffman McCann was made by the Company's President and has not yet been addressed by the Company's board of directors (the Company has no audit or similar committee). The Company anticipates that its board of directors will ratify the determination at the board of directors' next meeting.

         The Company provided Foote, Passey, Griffin & Co, LC with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Foote, Passey, Griffin & Co, LC agrees with such disclosures. A copy of such letter is filed as Exhibit 16.1 to this Current Report.

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ITEM 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

                  Exhibit 16.1 - Letter on Change in Certifying Accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGISTRANT:

                                          GOLD STANDARD, INC.


Date: March 31, 2003                  By: /s/ Scott L. Smith
                                          -------------------------------------
                                          Scott L. Smith
                                          President and Chief Financial Officer



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